LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED APRIL 15, 2011 TO THE

STATEMENT OF ADDITIONAL INFORMATION, DATED

APRIL 30, 2010, OF

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Effective as of May 1, 2011, the following text replaces the section titled “Other Accounts Managed by Portfolio Managers”:

The table below identifies, for each portfolio manager, the number of accounts (other than the fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for registered investment companies is shown based on the specific portfolio managers that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is reported based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of an other pooled investment vehicle or other account, that vehicle/account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that vehicle/account.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen A. Walsh	108 registered investment companies with $183.9 billion in total assets under management (none of which charges a performance fee)	229 other pooled investment vehicles with $101.7 billion in assets under management (of which 6 other pooled investment vehicles with approximately $1.1 billion in total assets under management charge a performance fee)	832 other accounts with $190.2 billion in assets under management (of which 93 other accounts with approximately $24.2 billion in total assets under management charge a performance fee)

Andrea A. Mack	5 registered investment companies with $0.95 billion in total assets under management (none of which charges a performance fee)	1 other pooled investment vehicle with $0.03 billion in assets under management (which does not charge a performance fee)	14 other accounts with $2.2 billion in assets under management (none of which charges a performance fee)

Michael C. Buchanan	52 registered investment companies with $29.5 billion in total assets under management (none of which charges a performance fee)	6 other pooled investment vehicles with approximately $3.3 billion in assets under management (none of which charges a performance fee)	13 other accounts with $1.6 billion in assets under management (none of which charges a performance fee)

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Julien Scholnick	4 registered investment companies with $0.72 billion in total assets under management (none of which charges a performance fee)	8 other pooled investment vehicles with $1.3 billion in assets under management (none of which charges a performance fee)	63 other accounts with $8.4 billion in total assets under management (of which 2 other accounts with approximately $0.52 billion in total assets under management charge a performance fee)

Michael Pak	2 registered investment companies with $0.19 billion in total assets under management (neither of which charges a performance fee)	3 other pooled investment vehicles with $0.27 billion in assets under management (none of which charges a performance fee)	8 other accounts with $5.4 billion in total assets under management (none of which charges a performance fee)

Effective as of May 1, 2011, the following text replaces the section titled “Portfolio Manager Securities Ownership”:

The table below identifies ownership of portfolio securities by each portfolio manager as of December 31, 2009, unless otherwise noted.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Stephen A. Walsh	None
Andrea A. Mack	None
Michael C. Buchanan	None
Julien Scholnick	None
Michael Pak	None

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